Exhibit 10.2

Fifteenth Amendment To
Wholesale Product Purchase Agreement

This Fifteenth Amendment to Wholesale Product Purchase Agreement (this “Fifteenth Amendment”) is made as of the last date Party executes this Fifteenth Amendment (the “Amendment Effective Date”), by and between Priority Healthcare Distribution, Inc., doing business as CuraScript SD Specialty Distribution, a Florida corporation having offices at 255 Technology Park, Lake Mary, Florida 32746, (“Distributor”), and United Therapeutics Corporation (“UT”), a Delaware public benefit corporation having offices at 1040 Spring Street, Silver Spring, Maryland. Distributor and UT are each referred to in this Agreement as a “Party,” collectively, the “Parties.”

WHEREAS, the Parties entered into that certain Wholesale Product Purchase Agreement (as amended, the “Agreement”), dated as of January 1, 2018, providing for the distribution of Remodulin® (treprostinil) Injection (“Remodulin”), among other products;

Whereas, the Parties now wish to amend the Agreement as provided herein, with effect as of the Amendment Effective Date.

Now therefore, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.Exhibit A is hereby deleted in its entirety and is replaced with the attached Exhibit A.

2.Exhibit B is hereby deleted in its entirety and is replaced with the attached Exhibit B.

3.Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

(Signature Page to Follow)

In witness whereof, each of the undersigned, duly authorized, has executed this Fifteenth Amendment, effective as of the Amendment Effective Date.

Priority Healthcare Distribution, Inc.	United Therapeutics Corporation
By: /s/ Pete Perron	By: /s/ Chip Jackson
Print Name: Pete Perron	Print Name: Chip Jackson
Title: President, Curascript	Title: VP, Distribution and Patient Access
Date: 6/10/2026	Date: 05-Jun-2026 | 2:00:50 PM EDT